UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004

Collegiate Pacific Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17293	22-2795073

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)

(972) 243-8100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Investor roadshow presentation slides
Press release dated November 23, 2004
Information contained under the caption Selected Consolidated Financial Data in the Offering Circular
Information contained under the caption Risk Factors in the Offering Circular
Information contained under the caption Our Business in the Offering Circular

Item 7.01 Regulation FD Disclosure.

     A. Introduction.

     On November 23, 2004, Collegiate Pacific Inc. (the “Company”) announced the pricing of its offering of $40,000,000 principal amount of Convertible Senior Subordinated Notes due 2009 (the “Notes”), to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will bear interest at a rate of 5.75% per year, will be convertible into the Company’s common stock at a conversion price of approximately $14.65 per share and will be general unsecured obligations of the Company subordinate to all existing and future senior indebtedness of the Company. The Company has also granted the initial purchasers of the Notes a 13-day option to purchase an additional $10,000,000 principal amount of the Notes. The sale of the Notes is expected to close on November 24, 2004.

     The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes to be offered will not be registered under the Securities Act, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

     B. Investor Roadshow Materials.

     Slides of the investor roadshow presentation in connection with the proposed private placement of the Notes are attached as Exhibit 99.1 to this report and are incorporated herein by reference.

     C. Limitation on Incorporation by Reference.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events.

     A. Press Release.

     The press release of the Company dated November 23, 2004, announcing the pricing of the Notes is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

     B. Supplemental Information.

     Certain supplemental information contained in the offering circular dated November 22, 2004, relating to the proposed private placement of the Notes (the “Offering Circular”) under the captions “Selected Consolidated Financial Data,” “Risk Factors” and “Our Business” is attached as Exhibits 99.3, 99.4 and 99.5, respectively, to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Investor roadshow presentation slides.

99.2	Press release dated November 23, 2004.

99.3	Information contained under the caption “Selected Consolidated Financial Data” in the Offering Circular.

99.4	Information contained under the caption “Risk Factors” in the Offering Circular.

99.5	Information contained under the caption “Our Business” in the Offering Circular.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.
Date: November 23, 2004	By:	/s/ William R. Estill
William R. Estill
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Investor roadshow presentation slides.

99.2	Press release dated November 23, 2004.

99.3	Information contained under the caption “Selected Consolidated Financial Data” in the Offering Circular.

99.4	Information contained under the caption “Risk Factors” in the Offering Circular.

99.5	Information contained under the caption “Our Business” in the Offering Circular.